SUPPLEMENT DATED JUNE 26, 2024 TO THE CURRENT
SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Oppenheimer International Growth Fund
Invesco Oppenheimer V.I. International Growth Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective December 31, 2024:
The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Managers	Title	Length of Service on the Fund
Robert B. Dunphy, CFA	Portfolio Manager (lead)	2019 (predecessor fund 2012)

Ananya Lodaya	Portfolio Manager	2024

The following information replaces in its entirety the bulleted information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectuses:
▪
Robert B. Dunphy, CFA (lead manager), Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Dunphy managed the predecessor fund since 2012 and was associated with OppenheimerFunds, a global asset management firm, since 2004.
▪
Ananya Lodaya, Portfolio Manager, who has been responsible for the Fund since 2024 and has been associated with Invesco and/or its affiliates since 2016.
Effective December 31, 2024, George R. Evans will no longer serve as a Portfolio Manager of the Funds. At that time, all references to Mr. Evans will be deemed to be removed from the Funds’ Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information.
AIMF-AVIF-SUMSTATSAI-SUP 062624